UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 24, 2018

S&P GLOBAL INC.

(Exact Name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	1-1023 (Commission File No.)	13-1026995 (IRS Employer Identification No.)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01 Regulation FD Disclosure.

On May 24, 2018, S&P Global Inc. issued a press release providing details with regard to its previously announced investor day to be held today as well as certain guidance for 2018.

The press release is attached as Exhibit 99 to this Form 8-K and is incorporated in this Item 7.01 by reference. The information in this Item 7.01 and in Exhibit 99 attached to this Current Report on Form 8-K is being “furnished” pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be incorporated by reference into any filings the Company has made or may make under the Securities Act of 1933 or Exchange Act, except as otherwise expressly stated in such filing. The contents of the Company’s website referenced herein and in the exhibit are not incorporated into this Current Report on Form 8-K.

The information in this Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report:

(99)      S&P Global Inc. press release dated May 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/ Alma Rosa Montanez

By: Alma Rosa Montanez
Associate General Counsel
& Assistant Corporate Secretary

Dated: May 24, 2018